THE PREFERRED GROUP OF MUTUAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1998,
                            as amended March 23, 1999





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 1, 1998, as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from The Preferred Group of Mutual Funds, P.O. Box 8320, Boston, MA 02266-8320 or by calling 1-800-662-4769.

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                                TABLE OF CONTENTS
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DEFINITIONS.....................................................1

INVESTMENT RESTRICTIONS.........................................1

OPTIONS AND FUTURES TRANSACTIONS................................6

MISCELLANEOUS INVESTMENT PRACTICES.............................17

AMORTIZED COST VALUATION AND DAILY DIVIDENDS...................21

EXCHANGE PRIVILEGE.............................................23

HOW TO BUY.....................................................23

HOW TO REDEEM..................................................24

HOW NET ASSET VALUE IS DETERMINED..............................24

CALCULATION OF YIELD AND TOTAL RETURN..........................26

PERFORMANCE COMPARISONS........................................27

PERFORMANCE DATA...............................................29

TAXES    ......................................................31

MANAGEMENT OF THE TRUST........................................34

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS...............44

OTHER SERVICES.................................................44

PORTFOLIO TRANSACTIONS.........................................47

ORGANIZATION AND CAPITALIZATION OF THE TRUST...................52

ADDITIONAL INFORMATION.........................................53

APPENDIX A.....................................................54

APPENDIX B.....................................................57

DEFINITIONS

"Asset Allocation Fund"            -        Preferred Asset Allocation
                                            Fund

"Distributor"                      -        Caterpillar Securities Inc.

"Fixed Income Fund"                -        Preferred Fixed Income Fund

"Fund"                             -        any of the portfolios
                                            offered
                                            by The Preferred Group of
                                            Mutual Funds

"Growth Fund"                      -        Preferred Growth Fund

"International Fund"               -        Preferred International Fund

"Manager"                          -        Caterpillar Investment
                                            Management Ltd.

"Money Market Fund"                -        Preferred Money Market Fund

"1940 Act"                         -        Investment Company Act of
                                            1940

"Short-Term Government             -        Preferred Short-Term
 Securities Fund"                           Government Securities Fund

"Small Cap Fund"                   -        Preferred Small Cap Fund

"Subadviser"                       -        any subadviser of any of the
                                            Funds

"Trust"                            -        The Preferred Group of
                                            Mutual
                                            Funds

"Value Fund"                       -        Preferred Value Fund


INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

                  (1) Issue senior securities or borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts and short sales and collateral arrangements with respect to any of the foregoing, to the extent consistent with pronouncements of the Securities and Exchange Commission, are not deemed to be the issuance of a senior security.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) in connection with borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

                  (4) Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts except that the Growth, Value, International, Small Cap, Asset Allocation, Fixed Income, and Short- Term Government Securities Funds may purchase and sell futures contracts and related options.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 33 1/3% of its total assets.

                  (9) Invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Manager who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

                  (10) With respect to 75% of the total assets of each of the Funds, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.

                  (11) Acquire more than 10% of the voting securities of any issuer, both with respect to any Fund and to the Trust in the aggregate.

                  (12) Concentrate more than 25% of the value of its total assets in any one industry; except that the Money Market Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government Securities and repurchase agreements relating thereto do not constitute an "industry"; and the term "domestic banks" includes foreign branches of domestic banks only if, in the determination of the Manager or the relevant Subadviser, the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by the domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason).

                  (13) Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers' commissions.

         For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

         In addition, without the approval of a majority of the outstanding voting securities of the relevant Fund, no Fund will purchase securities the disposition of which is restricted under federal securities laws if, as a result, such investments would exceed 15% of the value of the net assets of such Fund, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable.

         In determining whether to invest in certificates of deposit or bankers' acceptances, the Money Market Fund will consider a variety of factors such as interest rates and the credit quality of the issuer.

         It is contrary to the Trust's present policy with respect to any Fund created under the Trust, which may be changed by the Trustees without shareholder approval, to:

                  (1) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

                  (2) Invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of a Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies, repurchase agreements relating thereto, CMOs or asset- backed securities. (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.)

                  (3) Write (sell) or purchase options except that each Fund other than the Short-Term Government Securities Fund and the Money Market Fund may (a) with respect to all or any part of its portfolio securities, write covered call options or covered put options and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased.

                  (4) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (5) Make investments for the purpose of gaining control of a company's management.

                  (6) Invest in certificates of deposit of any bank if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities (including certificates of deposit) of that bank, except that (i) the Money Market Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than 5% of its total assets in the securities (including certificates of deposit) of any bank and (ii) each other Fund may invest up to 25% of its total assets without regard to this restriction.

                  (7) Make any additional investment if, immediately after such investment, the Fund's outstanding borrowings of money would exceed 5% of the current value of the Fund's total assets.

                  (8) Purchase or sell real property (including real estate limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

                  (9) With respect to the Money Market Fund, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that the Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than 5% of its total assets in the securities (including certificates of deposit) of any bank. (Provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.)

                  (10) With respect to the Small Cap Fund, invest more than 25% of its assets in any combination of mortgage-backed securities, asset-backed securities and collateralized mortgage obligations.

                  (11) With respect to the Small Cap Fund, sell short securities valued, at the time of purchase, greater than 10% of its assets (excluding "covered" short sales, i.e. short sales of securities held by the Fund).

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the relevant Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the relevant Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  Note on Shareholder Approval

         Unless otherwise indicated, the investment policies and objectives of the Funds may be changed without shareholder approval.

OPTIONS AND FUTURES TRANSACTIONS (All Funds except the Short-Term Government Securities Fund and the Money Market Fund)

         As disclosed in the Prospectus, the Fixed Income Fund, to increase current return, may write covered call and covered put options on any security that it is eligible to purchase. For hedging purposes, it may (1) purchase call options on securities it expects to acquire, and put options on securities it holds, and (2) purchase and sell futures contracts on U.S. Government Securities and purchase and write options on such futures contracts.

         The Growth, Value, International, Small Cap and Asset Allocation Funds may each: (1) purchase call and put options, and purchase warrants, on securities that they are eligible to purchase; (2) write covered call and covered put options on such securities; (3) buy and sell stock index options, stock index futures contracts, options on stock index futures contracts, currency futures contracts and options on currency futures contracts; and (4) write covered call and put options on stock indices. In addition, the Asset Allocation Fund may purchase and sell futures contracts on U.S. government securities and purchase and write options on such futures contracts.

         Use of options and futures transactions may accelerate or adversely impact the characterization of income to a Fund for federal tax purposes.

Options Transactions

         No Fund will write options that are not "covered." A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund segregates cash, Treasury bills or other high grade obligations with a value equal to the exercise price with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by depositing cash or high grade obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         The Funds which may write options may do so in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at- the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

         No Fund may invest more than 5% of its assets in the purchase of put and call options.

         The extent to which each Fund will be able to write and purchase call and put options will also be restricted by the Trust's intention to qualify each Fund as a regulated investment company under the federal income tax law. See "Taxes."

         OTC Options. The staff of the Securities and Exchange Commission has taken the position that options purchased on the over-the-counter market ("OTC Options") and the assets used as "cover" for written OTC Options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a Fund, and that Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Securities and Exchange Commission staff has agreed that that Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Trust does not believe that OTC Options are generally illiquid, it has agreed that pending resolution of this issue, the Funds will conduct their operations in conformity with the views of the Securities and Exchange Commission staff.

Futures Transactions

         Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. A stock index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the Fund realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. A commission is also paid on each completed purchase and sale transaction. In addition, a Fund that purchases a futures contract will segregate liquid assets in an amount at least equal to the purchase price under the futures contract (less any margin on deposit).

Alternatively, a fund that purchases a futures contract may cover the position by purchasing a put option on the same contract with a strike price as high or higher than the purchase price of the futures contract it covers.

         The Funds may engage in transactions in futures contracts and related options for purposes of reallocating a Fund's exposure to the equity or fixed income markets and also for the purpose of hedging against changes in the values of securities they own or intend to acquire. In the case of transactions entered into for purposes of reallocating a Fund's exposure to the equity or fixed income markets, the futures contracts may be used to expose a substantial portion of the Fund to equities and/or fixed income instruments to facilitate trading and/or to minimize transaction costs. Futures contracts will not be used to leverage the Fund. For example, in the case of the Asset Allocation Fund, if the Fund purchases futures contracts relating to equity securities (e.g., S&P 500 index futures), the face amount of the futures contracts plus the value of the Fund's equity securities will not exceed the Fund's net assets. Similarly, if the Fund purchases interest rate futures contracts, the face amount of the futures contracts plus the value of the Fund's fixed income securities will not exceed the Fund's net assets. In the case of transactions in futures contracts for hedging purposes, the Funds may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling portfolio securities and either reinvesting the proceeds in securities subject to lesser risk or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce a Fund's total return or, with respect to futures on fixed income securities, yield. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of securities. Employing futures as a hedge may also permit a Fund to assume a defensive posture without reducing its total return or yield.

         Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of a futures contract, a Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of put options on portfolio securities. Each Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declining stock market prices.

         A Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

         Currency Futures and Related Options. As described in the Prospectus, each Fund (other than the Short-Term Government Securities and Money Market Funds) may invest in currency futures contracts and related options thereon to hedge its portfolio investments and to protect itself against changes in foreign exchange rates. A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract. The value of the option does not change and is reflected in the net asset value of the Fund.

         The Funds will write only covered put and call options on currency futures. This means that each such Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, the Funds reserve the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, the Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         Stock Index Futures. The Growth, Value, International, Small Cap and Asset Allocation Funds may also purchase and sell United States and foreign stock index futures contracts and options thereon in order to reallocate their equity market exposure or to hedge themselves against changes in market conditions. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

         As indicated above, the Funds may engage in transactions in stock index futures contracts and related options for the purpose of reallocating a Fund's exposure to the equity markets and also for the purpose of hedging against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. If a transaction involves the purchase of stock index futures contracts (for example, in a transaction designed to increase a Fund's equity market exposure), the Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its custodian and/or in a margin account with a broker. Each Fund will cover any options it writes on stock index futures in the manner described above with respect to currency futures.

Limitations on the Use of Options and Futures Portfolio Strategies

         No Fund will "over-hedge," that is, no Fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts. A Fund will not use futures contracts for leveraging purposes. Thus, when a Fund uses futures contracts to reallocate the Fund's exposure to equity (or fixed income) markets, that Fund will not maintain open long positions in stock index (or interest rate) futures contracts if, in the aggregate, the face amount of the contracts plus the Fund's equity (or fixed income) securities would exceed the Fund's net assets.

         A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

         No Fund may enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the market value of the Fund's total assets.

Risk Factors in Options and Futures Transactions

         Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing sale transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Manager and Subadvisers may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

         Futures Transactions. Investment by a Fund in futures contracts involves risk. In the case of hedging transactions, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         As noted above, a Fund may purchase futures contracts to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In the case of futures contracts purchased to increase a Fund's exposure to the equity (or fixed income) markets, the Fund could suffer a loss on the futures contracts similar to the loss which the Fund would have suffered if, instead, it had actually purchased equity or fixed income securities.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         The successful use of transactions in futures and related options also depends on the ability of the Manager or relevant Subadviser to forecast correctly the direction and extent of market and interest rate movements within a given time frame. In the case of hedging transactions, to the extent market prices or interest rates remain stable during the period in which a futures contract or related option is held by a Fund or such prices or rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

MISCELLANEOUS INVESTMENT PRACTICES

         Lower-rated Securities. The Fixed Income Fund may invest up to 5% of its total assets in lower-rated fixed-income securities (commonly known as "junk bonds"), provided that the dollar-weighted average credit quality of its debt portfolio (excluding short-term investments) is at least A by either Moody's Investors Service, Inc. or Standard & Poor's. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A to this Statement for a description of security ratings.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's debt securities. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. In addition, the values of fixed income securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although CIML or the relevant Subadviser will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

         Portfolio Turnover. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. These transactions may also result in the realization of taxable capital gains. As a result of the investment policies of the Funds, under certain market conditions their portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover rates in excess of 100% are generally considered to be high. For purposes of reporting portfolio turnover rates, all securities the maturities of which at the time of purchase are one year or less are excluded, so that it is expected that the policies of the Money Market Fund will result in a reported portfolio turnover rate of zero for that Fund, although it is anticipated that, like other funds with similar portfolios, it will change the securities in its portfolio frequently.

         Forward Commitments. As described in the Prospectus following the caption "General Policies and Risk Considerations--

Forward Commitments, When-Issued and Delayed Delivery Transactions," all of the Funds except the Money Market Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund either (i) holds, and segregates until the settlement date, liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Each Fund may simultaneously be obligated with respect to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") if that sale or forward commitment is coupled with an agreement by the Fund, including a forward commitment, to repurchase the security at a later date. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

         Repurchase Agreements. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Manager (in the case of the Small Cap and Short-Term Government Securities Funds) and the Subadvisers (in the case of the other Funds), as appropriate, will monitor the creditworthiness of the counterparties.

         Securities Loans. Each Fund (other than the Money Market Fund) may make secured loans of its portfolio securities amounting to no more than 33 1/3% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager (in the case of the Small Cap and Short-Term Government Securities Funds) and the Subadvisers (in the case of the other Funds) to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government

Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

         Warrants. Each of the Growth, Value, International, Small Cap and Asset Allocation Funds may invest up to 5% of its total assets in warrants which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its assets are invested in warrants not listed on the New York or American Stock Exchanges.

         Foreign Currency Transactions. Each of the Funds (other than the Short-Term Government Securities and the Money Market Funds) may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

         A Fund may enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Second, when the Subadviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the

Fund's portfolio investments denominated in such foreign currency if the Fund either (i) holds, and segregates until the settlement date, liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting forward currency contract for the forward sale of securities of equal value that it owns. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Funds generally will not enter into a forward contract with a term of greater than one year. The Funds' ability to engage in forward contracts may be limited by tax considerations. The Funds may also engage in currency futures contracts and related options. See "Options and Futures Transactions: Currency Futures and Related Options."

         When-Issued and Delayed Delivery Transactions. As described in the text of the Prospectus following the caption "General Policies and Risk Considerations--Forward Commitments, When- Issued and Delayed Delivery Transactions," the Short-Term Government Securities Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required to either (i) segregate and maintain with the Fund's custodian cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Fund's when- issued or delayed delivery commitments or (ii) enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

AMORTIZED COST VALUATION AND DAILY DIVIDENDS

         The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with

Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, or in any event if the deviation exceeds .5%, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account at the end of each month. It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

EXCHANGE PRIVILEGE

         As described in the Prospectus under the caption "Exchanging and Redeeming Shares," a shareholder may exchange shares of any Fund for shares of any other Fund on the basis of their respective net asset values beginning 10 days after their purchase on any day the New York Stock Exchange is open. Orders for exchanges accepted by the Distributor prior to 4:00 p.m. (Eastern Time) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. (Eastern Time) on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to restrict exchanges to one purchase and redemption of shares in the same Fund during any
120-day period.

         The Trust reserves the right to modify or discontinue the exchange privilege at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance written notice to shareholders of any termination or material modification of the exchange privilege.

HOW TO BUY

         The procedures for purchase of Trust shares are summarized in the text of the Prospectus under the caption "How to Buy Shares." The Trust reserves the right to reject any purchase orders.

         Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order and, accordingly, orders received by an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after they are received by the authorized broker or the broker's authorized designee.

         In addition to the methods described therein, shares may be purchased through regular payroll deductions, provided that such deductions are available through the relevant employer. The minimum initial investment and minimum additional investment through regular payroll deduction is $50. For more information about purchasing Trust shares through regular payroll deductions, please call Investor Services at 1-800-662-GROW (1-800-662-4769).

HOW TO REDEEM

         The procedures for redemption of Trust shares are summarized in the text of the Prospectus under the caption "Exchanging and Redeeming Shares."

         The Trust may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         The Trust reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in any Fund falls below a specified level due to redemptions, currently set at $1,000. Shareholders will be notified and will have 60 days to bring the account up to the required level before any redemption action will be taken by the Trust. The Trust also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

HOW NET ASSET VALUE IS DETERMINED

         As described in the text of the Prospectus following the caption "Determination of Net Asset Value and Pricing," the net asset value of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Rev. Dr. Martin Luther King, Jr. Day President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities, options, futures and options on futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction, based on prices supplied by a broker, usually the option counterparty. Obligations having remaining maturities of 60 days or less and securities held in the Money Market Fund portfolio are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of the Fund's portfolio or, in the case of the Money Market Fund, in the daily computation of net income.

         As described in the Prospectus, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction. The fair value of any securities from time to time held by any Fund of the Trust for which no ready market exists is determined in accordance with procedures approved by the Trustees. The Trustees, however, are ultimately responsible for such determinations. The fair value of such securities is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case, and may include receiving a quote from a broker and the use of a pricing service. Consideration may also be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, such specific factors may also be considered as the cost of the investment, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government Securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

CALCULATION OF YIELD AND TOTAL RETURN

         Yield of the Money Market Fund. As summarized in the Prospectus under the heading "Performance Information," the "Yield" of the Money Market Fund for a seven-day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "Effective Yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned by the Fund for the base period.

         The Money Market Fund's Yield and Effective Yield will vary in response to fluctuations in interest rates. For comparative purposes the current and Effective Yields should be compared to current and effective yields offered by competing money market funds for that base period only and calculated by the methods described above.

         Yields of the Asset Allocation, Fixed Income and Short-Term Government Securities Funds. As summarized in the Prospectus under the heading "Performance Information," Yields of these Funds will be computed by analyzing net investment income for a recent 30-day period and dividing that amount by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Funds' Yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's Yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' shares and to the relative risks associated with the investment objectives and policies of the Funds.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in these Funds are specifically advised that the net asset value per share of each Fund will vary just as Yields for each Fund will vary. An investor's focus on the Yield to the exclusion of the consideration of the value of shares of that Fund may result in the investor's misunderstanding the Total Return he or she may derive from that Fund.

         Calculation of Total Return. As summarized in the Prospectus under the heading "Performance Information," Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.

PERFORMANCE COMPARISONS

         Yield and Total Return. Each Fund may from time to time include the Total Return of its shares in advertisements or in information furnished to present or prospective shareholders. Each of the Asset Allocation, Fixed Income and Short-Term Government Securities Funds may from time to time include the Yield and/or Total Return of its shares in advertisements or information furnished to present or prospective shareholders. The Money Market Fund may from time to time include its Yield and Effective Yield in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. as having the same investment objectives,(ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

         Performance information may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance.

         EAFE Index. The Europe, Australia & Far East Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


         IBC's Money Fund Report Average -- Taxable (commonly known as Donoghue's Taxable Money Market Fund Average). An average of approximately 750 taxable money market funds published by IBC/Donoghue, Inc.

         Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of the U. S. Government and its agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities.

         Lehman Brothers Long-Term Treasury Index. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years.

         Merrill Lynch 1-3 Year Treasury Index. The Index contains primarily all U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

         90-Day Treasury Bill Index. The index is calculated using a one-bill portfolio containing the most recently auctioned 90-day Treasury bill.

         Russell 2000 Index. The index contains the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

         S&P 500 Index. The S&P 500 is the most common index for the overall U.S. stock market. It is comprised of 500 of the largest U.S. companies representing all major industries.

         Salomon Brothers Broad Investment Grade Index. The Index contains 5000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

         65% S&P Index/30% Lehman Brothers Long-Term Treasury Index/5% 90-day Treasury Bills. The 65% S&P 500 Index/30% Lehman Brothers Long-Term Treasury Index/5% 90-day Treasury Bills is a benchmark representing a hypothetical portfolio 65% of which is invested in the S&P 500, 30% of which is invested in the Lehman Brothers Long-Term Treasury Index, and 5% of which is invested in 90-day Treasury Bills.

         From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in national publications including, but not limited to, the Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Manager or the Subadvisers who have portfolio management responsibility may also be used in the Funds' promotional literature.

PERFORMANCE DATA

         The manner in which Total Return and Yield of the Funds will be calculated for public use is described above. The following table summarizes the calculation of Total Return and Yield for the Funds, where applicable, (i) for the one-year period ended June 30, 1998, (ii) for the five-year period ended June 30, 1998 and (iii) since the commencement of operations (July 1, 1992 for all Funds other than the Small Cap Fund, and November 1, 1995 for the Small Cap
Fund) through June 30, 1998.

                                                  PERFORMANCE DATA

                                                                  Average
                                                                  Annual         Average
                                                                   Total         Annual
                                                 Average          Return          Total
                                                  Annual          for the        Return
                                               Total Return        Five-        from the
                                                 for the           Year       Commencement
                            Current SEC      One-Year Period      Period      of Operations
                               Yield              ended            ended         through
FUND                        at 6/30/98+          6/30/98          6/30/98        6/30/98
Growth                          N/A               33.44%          21.58%         22.01%
Value                           N/A               26.51%          21.44%         20.57%
International                   N/A                7.18%          15.07%         11.69%
Small Cap                       N/A               23.45%            N/A          24.55%*
Asset Allocation                N/A               21.84%          15.93%         15.53%
Fixed Income                   5.82%              9.32%            6.49%          7.48%
Short-Term                     5.32%              5.72%            4.62%          4.90%
Government Securities
Money Market                   5.19%              5.40%            4.80%**        4.45%**


*Performance for the Small Cap Fund would have been lower if an expense limitation had not been in effect. In the absence of this expense limitation, actual performance would have been 24.42% for the period since commencement of operations (November 1, 1995).

**Performance for the Money Market Fund would have been lower if a portion of the management fee had not been waived by the Manager during the period January
1, 1993 to October 31, 1995. In the absence of this limitation, actual performance would have been 4.73% for the five-year period and 4.38% for the period since commencement of operations (July 1, 1992).

+The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 6/30/98. The yield shown for the Money Market
Fund is a seven-day current yield as of 6/30/98, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds. The
Money Market Fund's seven-day effective yield as of June 30, 1998 was 5.32%.

TAXES

         The tax status of the Trust and the distributions which it may make are summarized in the Prospectus under the heading "Taxes."

         Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, each Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. To the extent such distributions exceed a shareholder's basis in the shares the distributions will be taxed to the shareholder as capital gain.

         Hedging Transactions. If a Fund engages in certain transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, constructive sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund engaging in such transactions will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions in foreign currencies) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Fund's remaining earnings and profits, and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         Foreign Currency-Denominated Securities and Related Hedging Transactions. A Fund's transactions in foreign currency- denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Distributions from Net Realized Capital Gains. As described in the Prospectus, the Trust's policy is to distribute substantially all of the net realized capital gain, if any, of each Fund, after giving effect to any available capital loss carryover. Net realized capital gain for any Fund is the excess of net realized long-term capital gain over net realized short-term capital loss. Each Fund of the Trust is treated as a separate entity for federal income tax purposes and accordingly its net realized gains or losses will be determined separately, and capital loss carryovers will be determined and applied on a separate Fund basis. Each of the Funds distributes its net realized capital gains annually, although the Money Market Fund may distribute any net realized long-term capital gains more frequently if necessary in order to maintain a net asset value of $1.00 per share for the shares of that Fund.

         Sixty percent of any gain or loss realized by any Fund (i) from net premiums, from expired nonequity listed options and from closing purchase transactions, (ii) with respect to listed nonequity options upon the exercise thereof, and (iii) from transactions in certain foreign currency contracts, regulated futures contracts and nonequity listed options thereon generally will constitute long-term capital gains or losses and the balance will be short-term gains or losses.

         Since Funds which invest in zero-coupon securities will not receive cash interest payments thereon, to the extent shareholders of these Funds elect to take their distributions in cash, the relevant Fund may have to generate the required cash from the disposition of non-zero-coupon securities, or possibly from the disposition of some of its zero-coupon securities that it otherwise would have continued to hold.

         Taxation of Shareholders. For federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gain (that is, net gains on securities held for not more than a year), including premiums from expired options and gains from any closing purchase transactions with respect to options written by the Trust for any Fund, are taxable to shareholders at ordinary income rates, whether received in cash or in additional shares. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as such (generally at a 20 percent rate for noncorporate shareholders), regardless of how long a shareholder has held his or her shares. Some 1998 distributions of gain realized in 1997 may be subject to tax at a 28 percent rate.

         All dividends and distributions of a Fund, whether received in shares or cash, are taxable for U.S. federal income tax purposes to the shareholder who receives them and must be reported by such shareholder on his or her federal income tax return. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes. A subsequent loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any long-term capital gain distribution made with respect to such shares.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         Annually, shareholders will receive information as to the tax status of distributions made by the Trust in each calendar year.

         The Trust is required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Trust is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Trust will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing relates to U.S. federal income taxation. Distributions only may also be subject to state and local taxes. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts.

MANAGEMENT OF THE TRUST

         Trustees and officers of the Trust and their principal occupations during the past five years are as follows:


Name, Address and Age           Position(s) Held with the        Principal Occupation(s) During
                                Trust                            Past 5 Years
F. Lynn McPheeters*, 56,        Trustee                          Vice President and Chief
100 N.E. Adams Street                                            Financial Officer, Caterpillar
Peoria, IL 61629-5330                                            Inc., 1998 to present;
                                                                 Treasurer, Caterpillar Inc.,
                                                                 1996 to 1998; Executive Vice
                                                                 President, Caterpillar
                                                                 Financial Services Inc., 1990
                                                                 to 1996
Ronald R. Rossmann, 49,         President                        President and Director,
411 Hamilton Boulevard                                           Caterpillar Investment
Peoria, IL  61602                                                Management Ltd.; President and
                                                                 Director, Caterpillar
                                                                 Securities Inc.


                                              -34-


Gary Michael Anna, 45,          Trustee                          Vice President, Business
1501 W. Bradley Avenue                                           Affairs, Bradley University
Peoria, IL 61625
William F. Bahl, 47,            Trustee                          Chairman of the Board, Bahl &
212 E. Third Street                                              Gaynor, Inc. (a registered
Suite 200                                                        investment adviser)
Cincinnati, OH 45202
James F. Masterson*, 61,        Trustee                          Director, Investor Relations,
100 N.E. Adams Street                                            Caterpillar Inc.; Manager,
Peoria, IL  61629-5330                                           Treasury/Orders, Caterpillar
                                                                 Inc., September 1988 to
                                                                 January 1995
Dixie Louise Mills, 50,         Trustee                          Dean, College of Business,
Illinois State University                                        Illinois State University
15 Williams Hall
Normal, IL 61790-5500
Carol K. Burns, 53,             Vice President and Assistant     Manager of Marketing,
411 Hamilton Boulevard          Clerk                            Caterpillar Investment
Peoria, IL  61602                                                Management Ltd.; Director,
                                                                 Caterpillar Securities Inc.
Fred L. Kaufman, 51,            Vice President and Treasurer     Treasurer, Caterpillar
411 Hamilton Boulevard                                           Investment Management Ltd.;
Peoria, IL  61602                                                Treasurer and Director,
                                                                 Caterpillar Securities Inc.
Richard P. Konrath, 37,         Clerk                            Securities Counsel,
100 N.E. Adams Street                                            Caterpillar Inc.
Peoria, IL 61629-5330

* Messrs. McPheeters and Masterson are each "interested persons" (as defined in the 1940 Act) of the Trust, the Manager and the Distributor and, therefore, may benefit from the management fees paid to the Manager.

         The mailing address of each of the officers and Trustees is c/o the Trust, 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602.

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

         Trustees other than those who are interested persons of the Manager receive an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended. The table below shows the compensation paid to the Trust's Trustees and officers for the year ended June 30, 1998.

Name of Person,       Aggregate           Pension or         Estimated Annual   Total
Position              Compensation from   Retirement         Benefits Upon      Compensation from
                      the Trust           Benefits Accrued   Retirement         the Trust and
                                          as Part of Fund                       Fund Complex Paid
                                          Expenses                              to Trustees
F. Lynn               $0                  $0                 $0                 $0
McPheeters,
Trustee
Gary Michael          $16,000             $0                 $0                 $16,000
Anna, Trustee
William F. Bahl,      $16,000             $0                 $0                 $16,000
Trustee
James F.              $0                  $0                 $0                 $0
Masterson,
Trustee
Dixie Louise          $16,000             $0                 $0                 $16,000
Mills, Trustee
Ronald R.             $0                  $0                 $0                 $0
Rossmann,
President
Carol K. Burns        $0                  $0                 $0                 $0
Vice President
and Assistant
Clerk
Fred L. Kaufman       $0                  $0                 $0                 $0
Vice President
and Treasurer

         At the date of this Statement, the Trust believes that the officers and Trustees as a group own less than 1% of the outstanding shares of any Fund. As of September 30, 1998, the following entities were the recordholders of the following percentages of outstanding securities of the following Funds:

                              Percentage Ownership
                            as of September 30, 1998
                                         Caterpillar
                                         Inc. Supp-
                                         lemental
                                         Unemploy-
                                         ment and
                                         Benefits
                                         Group
                                         Insurance
                                         Trust A
                                         and             Caterpillar
                           Caterpillar   Caterpillar     Insurance       Preferred
                           Investment    Group           Company         Stable
                           Trust         Insurance       Ltd.            Principal


                                          -36-


                           401(k) Plan    Trust B        Insurance       Collective
                                                         Reserves1       Trust
FUND                       % TOTAL       % TOTAL         % TOTAL         % Total
Growth                     64.83%                         7.48%
Value                      68.52%                         9.44%
International              33.30%        39.13%           7.09%
Small Cap                  33.21%        48.30%          10.04%
Asset Allocation           43.62%        28.15%
Fixed Income               22.83%        27.12%                          35.65%
Short-Term Government
 Securities                26.83%        30.70%
Money Market               62.43%                                         5.71%

1 Does not include 36.64% of the outstanding shares of the Short-Term Government
Securities Fund held of record by American Bankers' Insurance Co.
for the benefit of Caterpillar Insurance Company Ltd.

         To the extent either Caterpillar Investment Trust 401(k) Plan, Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A or Caterpillar Group Insurance Trust B, each a trust formed under the laws of Illinois for the benefit of employees of Caterpillar Inc., beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

         The address of each of the recordholders listed above is 100 N.E. Adams Street, Peoria, Illinois 61629, except for Caterpillar Insurance Company Ltd., the address of which is 3322 West End Avenue, Nashville, Tennessee 37203-1031. As of September 30, 1998, the Trust believes that no other person, other than Marshall & Ilsley Trust Company, which owns of record 7.91% of the outstanding shares of the Value Fund, 5.31% of the outstanding shares of the Fixed Income Fund, and 12.15% of the outstanding shares of the Asset Allocation Fund, owns beneficially more than 5% of the outstanding shares of any Fund.

The Manager and the Subadvisers

         Under written Management Contracts between the Trust and the Manager with respect to each Fund, subject to such policies as the Trustees of the Trust may determine, the Manager, at its expense, will furnish continuously an investment program for the Trust and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions provided. In order to assist it in carrying out its responsibilities, the Manager has retained Subadvisers to render advisory services to each Fund other than the Small Cap Fund.

         The Manager has advised the Funds since inception, and the Manager and its subsidiaries have provided investment advisory services to other entities since 1989. The Manager and the Subadvisers have managed assets for the Caterpillar Inc. $6.95 billion pension fund. The Manager currently manages more than $652 million of assets in various stock and bond portfolios for the Caterpillar Inc. pension fund, Caterpillar Insurance Company Ltd., Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B, and other Caterpillar Inc. subsidiaries. In addition, the Manager manages more than $233 million in pension plan assets in its pension group trust created in 1990 to serve the pension investment needs of Caterpillar Inc. dealers and suppliers. The Manager is a wholly-owned subsidiary of Caterpillar, Inc. Certain entities listed in Exhibit 21 to the most recent Annual Report or Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be affiliates of both the Manager and the Trust.

         Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager or the Subadvisers, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Trust or their other clients. In so doing, a Fund may incur greater brokerage commissions than it might otherwise pay.

         Each Fund pays the Manager a monthly Management Fee based on the average net assets of the Fund at the following annual rates:

                                                           Annual Percentage of
                  Fund                                      Average Net Assets
         Growth.....................................................    .75%
         Value......................................................    .75
         International..............................................    .95
         Small Cap..................................................    .75
         Asset Allocation...........................................    .70
         Fixed Income...............................................    .50*
         Short-Term Government Securities...........................    .35
         Money Market...............................................    .30

* CIML's fee with respect to the Fixed Income Fund is paid at an annual rate equal to the lesser of (i) .50% of the average net assets of the Fixed Income Fund and (ii) the rate at which (A) the excess of (I) the fee paid by the Fixed Income Fund to CIML over (II) the fee paid by CIML to Morgan with respect to the Fixed Income Fund (see below) equals (B) the excess that would have existed under the advisory and subadvisory fee schedules in effect with respect to the Fixed Income Fund prior to November 1, 1996.

         For the fiscal years ended June 30, 1998, 1997, and 1996, the Funds paid to the Manager the following amounts as Management Fees pursuant to the relevant Management Contracts and, with respect to the Fixed Income Fund, a management contract in effect prior to November 1, 1996, under which the Manager was paid at the annual rate of .65% of average net assets:

     Fund                                               Management Fees
                                                   Fiscal Year Ended June 30,
                                              1998             1997             1996
                                              ----             ----             ----
     Growth..........................   $3,631,767       $2,983,971       $3,095,694
     Value...........................    2,912,039        2,331,391        1,799,524
     International...................    2,506,446        2,020,096        1,305,859
     Small Cap1......................      918,583          507,435          176,148
     Asset Allocation  ..............    1,023,199          773,756          613,440
     Fixed Income....................      747,105          724,846          466,424
     Short-Term
       Government
       Securities....................      199,653          187,517          134,564
     Money Market2...................      298,521          301,906          236,873

---------------------------

1 The Manager waived $69,005 and $82,203 in management fees during the fiscal years ended June 30, 1997 and 1996, respectively.

2 The Manager waived $38,738 in management fees during the fiscal year ended
June 30, 1996.

     Under the Subadviser Agreement for each Fund between the Manager and the Subadviser for such Fund (the "Subadviser Agreements"), subject always to the control of the Trustees of the Trust, each Subadviser's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     In performing their duties under the Subadviser Agreements, each Subadviser is subject to the control of the Trustees, the policies determined by the Trustees, the provisions of the Trust's Agreement and Declaration of Trust and By-laws and any applicable investment objectives, policies and restrictions in effect from time to time.

     The Management Contracts for all of the Funds and the Subadviser Agreements were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or the relevant Subadvisers). The Management Contracts and the Subadviser Agreements continue in force with respect to the relevant Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust, the Manager or the relevant Subadviser, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of that Fund. Each of the Management Contracts and the Subadviser Agreements automatically terminates on assignment, and each is terminable upon notice by the Trust. In addition, the Management Contracts may be terminated on not more than 60 days' notice by the Manager to the Trust, and the Subadviser Agreements may be terminated upon 60 days' notice by the Manager or 90 days' notice by the Subadviser.

     As described in the Prospectus under the caption "Management of the Trust," the Trust pays, in addition to the Management Fees described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Trust, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of the Trust's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation.

     Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Subadvisers. In order to assist it in carrying out its responsibilities, the Manager has retained various Subadvisers to render advisory services to the Funds, under the supervision of the Manager and the Trust's Trustees. The Manager pays the fees of each of the Subadvisers. The fee paid to the Subadvisers (other than Morgan, with respect to the Short-Term Government and Money Market Funds) is based on the Fund assets managed or advised by such Subadviser (the "Fund Assets") together with any other assets managed or advised by the Subadviser, at the time the Subadviser Agreement was entered into or as agreed by CIML and the Subadviser, relating to Caterpillar Inc. or any of its affiliates (other than the Short-Term Government and Money Market Funds). (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated by applying the average quarterly net asset value, as of the last business day of each month in the calendar quarter, of the Combined Assets to the annual rates for each Subadviser (other than Morgan, with respect to the Short- Term Government and Money Market Funds), as set forth below. This amount is then adjusted based upon the ratio of Fund Assets to Combined Assets. The subadvisory fee paid to Morgan with respect to each of the Short-Term Government and Money Market Funds is based solely on the average net assets of the relevant Fund.

     Oppenheimer Capital ("Oppenheimer") is a Delaware general partnership formed on July 1, 1987. Its address is Oppenheimer Tower, One World Financial Center, New York, New York 10281. Oppenheimer Capital is a wholly owned subsidiary of PIMCO Advisors LP, a registered investment advisor with over $200 billion in assets under management through its various subsidiaries. Oppenheimer provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. The Manager pays Oppenheimer for its subadvisory services with respect to the Value Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $50 million of Combined Assets, 0.375% of the next $50 million of Combined Assets and 0.25% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996, Oppenheimer earned $1,051,909, $875,258, and $679,488, respectively, in subadvisory fees.

     Jennison Associates Capital LLC("Jennison") provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. The Manager pays Jennison for its subadvisory services with respect to the Growth Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $10 million of Combined Assets, 0.50% of the next $30 million of Combined Assets, 0.35% of the next $25 million of Combined Assets, 0.25% of the next $335 million of Combined Assets, 0.22% of the next $600 million of Combined Assets and 0.20% of Combined Assets in excess of $1 billion. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996, Jennison earned $1,185,328, $994,791, and $1,038,575, respectively, in subadvisory fees with respect to the Growth Fund.

     Mellon Capital Management Corporation ("Mellon"), a Delaware corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon was founded in 1983 and as of June 30, 1998, manages over $68.2 billion in funds. Mellon is a wholly-owned, indirect subsidiary of Mellon Bank Corporation, Pittsburgh, Pennsylvania, a bank holding company which engages in the businesses of retail banking, wholesale banking, and service products. Mellon serves as an investment adviser and manager for institutional clients. The Manager pays Mellon for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $200 million of Combined Assets and 0.20% of Combined Assets in excess of $200 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996, Mellon earned $215,940, $169,192, and $136,133, respectively, in subadvisory fees.

     PanAgora Asset Management, Inc.'s ("PanAgora") principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Fifty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Putnam Investments, an investment advisory firm. PanAgora currently provides asset allocation, indexing and related investment advisory services to a variety of endowment funds, pension accounts, other institutions and investment companies, with total assets under management in excess of $16 billion. The Manager pays PanAgora for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $10 million of Combined Assets, 0.40% of the next $40 million of Combined Assets, 0.20% of the next $50 million of Combined Assets and 0.10% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996 PanAgora earned $94,155, $77,664, and $64,517, respectively, in subadvisory fees.

     Mercator Asset Management, L.P. provides investment advice to mutual funds and other entities. Its principal place of business is 2400 East Commercial Blvd., Ft. Lauderdale, Florida 33308.

Mercator Asset Management, L.P. is a limited partnership a minority portion of the limited partnership interest in which is owned by The Prudential Insurance Company of America, a mutual insurance company and a registered investment adviser. The Manager pays Mercator Asset Management, L.P. for its subadvisory services with respect to the International Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $50 million of Combined Assets, 0.60% of the next $250 million of Combined Assets, and 0.45% of Combined Assets in excess of $300 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996 Mercator Asset Management L.P. earned $1,356,689, $1,165,898, and $778,254, respectively, in subadvisory fees.

     Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, an international financial services corporation. The Manager pays Morgan for its subadvisory services with respect to the Money Market Fund a fee computed and paid quarterly at the annual rate of 0.15% of the average quarterly net assets, as of the last business day of each month in the calendar quarter, of the Money Market Fund. The Manager pays Morgan for its subadvisory services with respect to the Fixed Income Fund a fee computed and paid quarterly at the annual rate of 0.25% of the first $75 million of Combined Assets, 0.225% of the next $75 million of Combined Assets, 0.175% of the next $150 million of Combined Assets, 0.125% of the next $100 million of Combined Assets, and 0.10% of Combined Assets in excess of $400 million. The Manager paid Morgan for its subadvisory services with respect to the Short Term Government Securities Fund a fee computed and paid quarterly at the annual rate of 0.50% of the first $10 million of Combined Assets, 0.40% of the next $40 million of Combined Assets, 0.20% of the next $50 million of Combined Assets, and 0.10% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996, pursuant to the subadvisory agreement described above and a subadvisory agreement in effect prior to November 1, 1996, under which Morgan was paid quarterly at the annual rate of 0.30% of the average quarterly net assets of the Fixed Income Fund, as of the last business day of each month in the calendar quarter, of the first $75 million of such assets, 0.25% of the next $75 million of such assets, 0.22% of the next $150 million of such assets, and 0.15% of such assets in excess of $300 million, Morgan earned $186,150, $240,532, and $198,111, respectively, in subadvisory fees with respect to the Fixed Income Fund. The Manager has informed the Trust that for the fiscal years ended June 30, 1998, 1997, and 1996, Morgan earned $134,077, $143,165, and
$104,334, respectively, in subadvisory fees with respect to the Money Market Fund. In addition, the Manager has informed the Trust that for the fiscal year ended June 30, 1998, Morgan earned

$41,022 in subadvisory fees with respect to the Short Term Government Securities Fund.

     Each of the Subadvisers also serves as investment adviser to certain separate accounts with minimum balances ranging from $10 million to $50 million. Jennison has informed the Trust that its separate account minimum balance is typically $50 million.

     The Subadvisers are registered as investment advisers with the Securities and Exchange Commission. This registration does not involve supervision of management or investment policy by any federal agency.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Trust, assists in the preparation of each Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial statements included in the Trust's Annual Report for the period ended June 30, 1998, filed electronically on August 28, 1998 (File No. 811-06602) are incorporated by reference into this Statement of Additional Information.

OTHER SERVICES

     Custodial Arrangements. State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, MA 02101, is the custodian for all Funds of the Trust. As such, State Street holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Trust. Upon instruction, State Street receives and delivers cash and securities of the Trust in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Trust. In addition, State Street has contracted with various foreign banks and depositories to hold portfolio securities outside of the United States on behalf of certain of the Funds. State Street also calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Funds of the Trust.

     As compensation for its services as custodian, the Funds accrued expenses in the following amounts to be paid to State Street for the periods indicated:

                                                Custodian
                                            Year ended June 30
                              --------------------------------------------
            Fund                  1998              1997             1996
            ----
Growth                        $128,000          $117,000         $119,000
Value                         $ 91,000          $ 78,000         $ 77,000
International                 $501,000          $434,000         $300,000
Small Cap                     $ 93,000          $ 75,000         $ 36,000
Asset
Allocation                    $175,000          $180,000         $172,000
Fixed Income                  $107,000          $102,000         $ 72,000
Short-Term
Government
Securities                    $ 48,000          $ 44,000         $ 39,000
Money Market                  $ 65,000          $ 58,000         $ 60,000

     Transfer Agent. Boston Financial Data Services, Inc., The BFDS Building, Two Heritage Drive, Quincy, MA 02171, acts as the Trust's transfer agent and dividend disbursing agent.

     As compensation for its services as transfer agent, the Funds accrued expenses in the following amounts to be paid to Boston Financial Data Services, Inc. for the periods indicated:

                                             Transfer Agent
                                           Year ended June 30
                              -------------------------------------------
            Fund                  1998              1997             1996
            ----
Growth                        $ 96,000          $ 93,000         $ 86,000
Value                         $ 92,000          $ 79,000         $ 66,000
International                 $ 71,000          $ 73,000         $ 65,000
Small Cap                     $ 25,000          $ 22,000            8,000
Asset
Allocation                    $ 54,000          $ 56,000         $ 48,000
Fixed Income                  $ 52,000          $ 56,000         $ 48,000


                                                      -45-


Short-Term
Government
Securities                    $ 25,000          $ 26,000         $ 23,500
Money Market                  $ 49,000          $ 48,000         $ 42,000

     Distributor. Caterpillar Securities Inc. ("CSI"), a wholly-owned subsidiary of CIML, is the Trust's principal underwriter. CSI is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders therefor.

PORTFOLIO TRANSACTIONS

     Investment Decisions. Investment decisions for the Trust and for the other investment advisory clients of the Manager and the Subadvisers are made with a view to achieving their respective investment objectives. The Manager and the Subadvisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Manager or the relevant Subadviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     Brokerage and Research Services. Transactions on stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. In the United States and certain foreign countries, such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of portfolio securities for the Money Market Fund will be with the issuer or with major dealers in money market instruments acting as principals. Accordingly, it is not anticipated that the Short- Term Government Securities or Money Market Funds will pay significant brokerage commissions. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

     When the Manager or a Subadviser places orders for the purchase and sale of portfolio securities for a particular Fund and buys and sells securities for such Fund it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager or the relevant Subadviser, as the case may be, intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or the relevant Subadviser, as the case may be, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager and the Subadvisers may receive research, statistical and quotation services from many broker-dealers with which the Trust's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager or the Subadvisers in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust or any particular Fund. The fees paid to the Manager and the Subadvisers are not reduced because they receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Management Contracts and the Subadviser Agreements, the Manager and the Subadvisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Securities Exchange Act of 1934) to the Manager or the Subadvisers an amount of disclosed commission for effecting a securities transaction for a Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The authority of the Manager and the Subadvisers to cause the Funds to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

     The aggregate brokerage commissions paid by the Funds during the fiscal years ended June 30, 1998, 1997, and 1996 and the amounts of brokerage commissions allocated to persons or firms supplying research, statistical and quotation services during such fiscal years are set forth below:

Fiscal year ended June 30, 1998:

                                                            Transactions              Brokerage
                                                           Directed to a            Commissions
                                                       Broker Because of           Allocated to
                                       Aggregate            Research and               Research
        Fund               Brokerage Commissions          Other Services     and Other Services
        Growth                      $    613,345            $303,884,643               $306,660
        Value                             55,691              21,835,794                 27,404
        International                    279,567                       0                      0
        Small Cap                        497,411                       0                      0
        Asset Allocation                   1,437                       0                      0
        Fixed Income                           0                       0                      0
        Short-Term
          Gov't Securities                     0                       0                      0
        Money Market                           0                       0                      0
Fiscal year ended June 30, 1997:

                                                            Transactions              Brokerage
                                                           Directed to a            Commissions
                                                       Broker Because of           Allocated to
                                        Aggregate           Research and               Research
        Fund                Brokerage Commissions         Other Services     and Other Services
        Growth                           $465,218           $174,031,891               $244,172
        Value                              67,421              9,384,874                 13,200
        International                     326,670                      0                      0
        Small Cap                         322,594                      0                      0
        Asset Allocation                    4,457                      0                      0
        Fixed Income                            0                      0                      0
        Short-Term
          Government Securities                 0                      0                      0
        Money Market                            0                      0                      0
Fiscal year ended June 30, 1996:

                                                            Transactions              Brokerage
                                                           Directed to a            Commissions
                                                       Broker Because of           Allocated to
                                        Aggregate           Research and               Research
            Fund            Brokerage Commissions         Other Services     and Other Services

       Growth                            $546,681           $173,654,639               $250,056
       Value                              139,551             31,580,857                 53,339
       International                      202,476                      0                      0
       Small Cap                          181,028                      0                      0
       Asset Allocation                     7,089                      0                      0

                                                      -49-

       Fixed Income                             0                      0                      0
       Short-Term
       Government Securities                    0                      0                      0
       Money Market                             0                      0                      0

       The Funds may from time to time place orders for the purchase or sale of securities with brokers that may be affiliated with the Manager or a Subadviser. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and could not be dependent upon the fact that such brokers are affiliates of the Manager or a Subadviser. With respect to orders placed with affiliated brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

       During the fiscal year ended June 30, 1998, the Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan, and Oppenheimer & Co., Inc., an affiliate of Oppenheimer, and the Value Fund placed orders for the purchase and sale of securities with Oppenheimer & Co. These brokerage transactions are set forth below.

Fiscal year ended June 30, 1998

                                                  % of Fund's    % of Fund's
                                  Amount of       Aggregate      Aggregate
                  Affiliated      Brokerage       Brokerage      Dollar Amount
Fund                Broker        Commissions     Commissions    of Transactions
Value Fund        Oppenheimer     $ 8,115         14.57%         16.77%
                  & Co.

Growth Fund       J.P. Morgan      14,518          2.37%          3.49%
                  Securities,
                  Inc.

                  Oppenheimer       4,061          0.66%          0.69%
                  & Co.

         During the fiscal year ended June 30, 1997, the Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan, and Oppenheimer & Co., Inc., an affiliate of Oppenheimer, the Value Fund placed orders for the purchase and sale of securities with Oppenheimer & Co., and the International Fund placed orders for the purchase and sale of securities with J.P. Morgan. These brokerage transactions are set forth below.

Fiscal year ended June 30, 1997

                                                        % of Fund's     % of Fund's
                                         Amount of      Aggregate       Aggregate
                     Affiliated          Brokerage      Brokerage       Dollar Amount
Fund                   Broker            Commissions    Commissions     of Transactions
Growth Fund          J.P. Morgan         $ 5,835         1.25%           0.97%
                     Securities, Inc.

                     Oppenheimer         $ 3,906         0.84%           0.79%
                     & Co., Inc.

Value Fund           Oppenheimer         $12,316        18.27%          18.92%
                     & Co., Inc.

International
Fund                 J.P. Morgan         $   322         0.10%           0.10%
                     Securities, Inc.

         During the fiscal year ended June 30, 1996, the Value and Growth Funds placed orders for the purchase or sale of securities with Oppenheimer & Co. Also, during the fiscal year ended June 30, 1996, the Growth Fund placed orders for the purchase or sale of securities with J.P. Morgan and the Value Fund placed orders for the purchase or sale of securities with Prudential Securities, Inc., an affiliate of Jennison. These brokerage transactions are set forth below:

Fiscal year ended June 30, 1996

                                                        % of Fund's   % of Fund's
                                         Amount of      Aggregate     Aggregate
              Affiliated                 Brokerage      Brokerage     Dollar Amount
Fund          Broker                     Commissions    Commissions   of Transactions
Value         Oppenheimer & Co, Inc.     $5,650         4.05%          3.42%

              Prudential
              Securities, Inc.           $6,600         4.73%         19.55%

Growth        J.P. Morgan
              Securities, Inc.           $4,115         0.75%          1.99%

              Oppenheimer & Co., Inc.    $  584         0.11%          0.05%

ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated November 19, 1991. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust's fiscal year ends on June 30.

         As described in the Prospectus following the caption "Description of The Preferred Group," shares of the Trust are each entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote by individual Fund on all matters except (i) when required by the law, shares shall be voted as a single class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds affected shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he is or was a shareholder would be unable to meet its obligations.

ADDITIONAL INFORMATION

         Retirement Plan Services. The Preferred Group of Mutual Funds was developed with an employee benefit perspective in mind. For individual participants in employer-sponsored retirement plans, The Preferred Group provides a flexible and diversified range of investment choices. Employers may enhance their current plans by adding one or more of the funds. If a plan is built around The Preferred Group and offers all or most of the funds, two additional benefits are available: award-winning communication materials and a 404(c) compliance program.

         For more comprehensive services, The Preferred Group Retirement Plan Services offers a turnkey 401(k) service with support from plan design and enrollment to investment information, employee account information, recordkeeping, trusteeship, administration, compliance and more. In addition, several arrangements featuring world-class third-party administrators and trustees are available for retirement plans desiring an unbundled approach.

         IRAs and a direct rollover program are available to employees leaving a retirement plan.

         Investment Advisers. The Preferred Group brings to the mutual fund marketplace the highly respected institutional investment advisers who service the Caterpillar pension fund and who have demonstrated consistently superior long-term performance. Collectively, they manage over $400 billion in assets. Most were not previously available to institutions or individuals in a no-load mutual fund. The Manager has represented to the Trust that the Funds' expense ratios are competitive and believes that they are typically below average for each Fund's Morningstar category.

         Contact Information. The funds are available for a wide variety of institutional and retail applications, including endowments, foundations, corporations, insurance reserves and personal investing. Investors may contact The Preferred Group of Mutual Funds directly at (800) 662-GROW (800-662-4769). Institutional investors may call (309) 675-8147.

                                   APPENDIX A

TAX EXEMPT BOND, CORPORATE BOND AND COMMERCIAL PAPER RATINGS


Tax Exempt and Corporate Bond Ratings


Description of Moody's Investors Service, Inc.'s Corporate Bond
Ratings:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Corporate Bond Ratings:

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB-B-CCC-CC-C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.


Ratings of Commercial Paper

Description of Moody's Investors Service, Inc.'s Commercial Paper
Ratings:

         Moody's Investors Service, Inc. evaluates the salient features that affect a Commercial Paper issuer's financial and competitive position. Its appraisal includes, but is not limited to, the review of such factors as: quality of management, industry strengths and risks, vulnerability to business cycles, competitive position, liquidity measurements, debt structure, operating trends and access to capital markets. Differing degrees of weight are applied to these factors as deemed appropriate for individual situations. Commercial Paper issuers rated "Prime-1" are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers in the Commercial Paper market rated "Prime-2" are of high quality. Protection for short-term note holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternate means of financing remain assured. Issuers rated Prime-1 and Prime-2 categories are judged to be investment grade.

Description of Standard & Poor's Commercial Paper Ratings:

         Standard & Poor's describes its highest ("A") rating for commercial paper as follows, with numbers 1, 2 and 3 being used to denote relative strength within the "A" classification: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt rating should be "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB". The issuer should be well-established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

                                   APPENDIX B

                  DESCRIPTION OF MONEY MARKET FUND INVESTMENTS

         Obligations Backed by Full Faith and Credit of the U.S. Government -- are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

         Other U.S. Government Obligations -- are bills, certificates of indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

         Repurchase Agreements -- are agreements by which a Fund purchases a U.S. Treasury or agency obligation and obtains a simultaneous commitment from the seller (a domestic commercial bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

         Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

         Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are term "accepted" when a bank guarantees their payment at maturity.

         Eurodollar Obligations -- obligations of foreign branches of U.S.
banks.

         Yankeedollar Obligations -- obligations of domestic branches of foreign banks.

         Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

         Corporate Obligations -- include bonds and notes issued by corporations in order to finance longer term credit needs.